UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 29, 2007 (October 25, 2007)

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50917	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road Futian, Shenzhen, China, 518034
(Address of Principal Executive Offices)

(86) 755-83510888
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure off Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2007, Jianguo Jiang and Linfeng Xiong resigned from the Board of Directors (the "Board") of China Security & Surveillance Technology, Inc. (the "Company") and the remaining directors of the Company elected Peter Mak and Robert Shiver (the "New Directors") as directors of the Company to fill the vacancies created by such resignations, each to serve on the Board as an "independent director" as defined by the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). Mr. Jiang and Mr. Xiong’s resignations are not in connection with any known disagreement with the Company on any matter. A copy of the press release announcing such resignations and elections is attached to this report as Exhibit 99.1.

Thereafter, the entire Board, including the New Directors, determined that Mr. Mak possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of the rules and regulations of the NYSE and determined that he is an "audit committee financial expert" as defined by the rules and regulations of the SEC.

On October 25, 2007, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the New Directors. Under the terms of the Independent Director’s Contracts, Mr. Mak is entitled to $10,000 a month and certain number of shares of the Company’s common stock with a total value of $120,000 each year pursuant to the terms and conditions of the Company’s 2007 equity incentive plan, and Mr. Shiver is entitled to $50,000 per year and certain number of shares of the Company’s common stock with a total value of $150,000 each year pursuant to the terms and conditions of the Company’s 2007 equity incentive plan as compensation for the services to be provided by them as directors, and as chairpersons and members of various board committees, as applicable. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the New Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the New Directors in connection with any proceeding if the New Director acted in good faith and in the best interests of the Company.

The foregoing description does not purport to be a complete statement of the New Directors and the Company’s rights and obligations under the Independent Director’s Contracts and the Indemnification Agreements, or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the provisions of the agreements attached to this report as Exhibits 10.1 through 10.4.

Peter Mak. Mr. Mak became the Company’s director on October 25, 2007 and is currently the Managing Director of Venfund Investment, a China-focused private equity investment and financial advisory firm incorporated in Shenzhen, China which he co-founded in late 2001. Mr. Mak has served as the CFO of New Dragon Asian Corporation since 2004. Prior to that, Mr. Mak spent 17 years at Arthur Andersen Worldwide where he was a firm partner and served as the managing partner of Arthur Andersen Southern China in his last position with the firm. Mr. Mak serves as an independent non-executive director and audit committee chairman of Trina Solar Limited, China GrenTech Corp., Dragon Pharmaceutical Inc. and Network CN Inc., all of which are companies listed in the U.S.

Robert Shiver. Mr. Shiver became the Company’s director on October 25, 2007 and has over thirty years of experience in the security and communications solutions field. Mr. Shiver currently serves as a Managing Director of TC Energy Holdings LLC, a private company dedicated to providing state-of-the-art energy and security services to industrial, commercial and residential clients. He also serves as Chairman and CEO of Aerwav Holdings, Inc., a holding company organized to purchase companies in the global security and wireless industries. From 2003-2006, Mr. Shiver served as Chairman and CEO of Aerwav Integration Services, Inc., a critical communications service provider specializing in web-based integrated security and communications solutions for commercial clients. From 1997-2002, he served as Chairman, President and CEO of Securicor Wireless Holdings (formerly Intek Global Corp.), a wholly-owned subsidiary of U.K.-based Securicor, that provides spectrum-efficient wireless technology, products and services to the global communications marketplace.

There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any of the New Directors that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.05.

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 25, 2007, the Board amended and restated its current code of ethics (the "Code of Ethics") so that it conforms to the rules and regulations of the NYSE. The Code of Ethics applies to all of the Company’s directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer. The Code of Ethics will serve as the Company’s "code of ethics" (as defined in Item 406(b) of Regulation S-K).

The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, confidentiality, and reporting of violations of the code. A copy of the Code of Ethics is attached to this report as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will also be posted on the corporate governance page of the Company’s website at http://www.csst.com as soon as practicable.

Item 8.01.

Other Events.

On October 25, 2007, the Board established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee and appointed the New Directors elected above and the Company’s other independent director, Runshen Li, to each committee. Mr. Mak was appointed as the Chairman of the Audit Committee, Mr. Shiver was appointed as the Chairman of the Compensation Committee and Mr. Li was appointed as the Chairman of the Nominating and Governance Committee. Copies of the Audit Committee Charter, the Nominating and Governance Committee Charter and the Compensation Committee Charter are attached to this report as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company’s website at http://www.csst.com as soon as practicable.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1 Independent Director Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Peter Mak.

10.2 Independent Director Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Robert Shiver.

10.3 Indemnification Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Peter Mak.

10.4 Indemnification Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Robert Shiver.

14.1 Amended and Restated Code of Ethics, adopted October 25, 2007

99.1 Press Release, dated October 26, 2007

99.2 Board of Directors’ Audit Committee Charter, adopted October 25, 2007

99.3 Board of Directors’ Nominating and Governance Committee Charter, adopted October 25, 2007

99.4 Board of Directors’ Compensation Committee Charter, adopted October 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

Date: October 29, 2007	By:	/s/ Guoshen Tu
Guoshen Tu
Chief Executive Officer

Exhibit No.

Description

10.1 Independent Director Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Peter Mak.

10.2 Independent Director Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Robert Shiver.

10.3 Indemnification Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Peter Mak.

10.4 Indemnification Agreement, dated as of October 25, 2007, by and between China Security & Surveillance Technology, Inc. and Robert Shiver.

14.1 Amended and Restated Code of Ethics, adopted October 25, 2007

99.1 Press Release, dated October 26, 2007

99.2 Board of Directors’ Audit Committee Charter, adopted October 25, 2007

99.3 Board of Directors’ Nominating and Governance Committee Charter, adopted October 25, 2007

99.4 Board of Directors’ Compensation Committee Charter, adopted October 25, 2007